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                                                                   Exhibit 10.23

                            MASTER SERVICES AGREEMENT

This Master Services Agreement (this "Master Agreement"), with an Effective Date of November 17, 2000, will set forth the terms and conditions between The Medicines Company, 5 Sylvan Way, Parsippany NJ 07054 (hereinafter "TMC"), and Innovex LP, 10 Waterview Boulevard, Parsippany, NJ 07054 (hereinafter "Innovex").

                                   BACKGROUND:

     A. TMC is in the business of developing, manufacturing and/or distributing pharmaceutical and/or biotechnology products ("TMC Product(s)"). Innovex is in the business of providing sales, marketing and alternative commercialization services for the pharmaceutical, healthcare and biotechnology industries.

     B. TMC and Innovex desire to enter into this Master Agreement to provide the terms and conditions upon which TMC may engage Innovex and its corporate Affiliates from time-to-time to provide contract sales, marketing and commercialization services for individual projects by executing individual Work Orders (as defined below) specifying the details of the services and the related terms and conditions.

                                   AGREEMENT:

1.0  DEFINITIONS

     1.1 "Affiliate" shall mean any corporation or business entity controlled by, controlling, or under common control with a party to this Agreement. For this purpose, "control" shall mean direct or indirect beneficial ownership of at least fifty percent (50%) of the voting stock or income interest in such corporation or other business entity, or such other relationship as, in fact, constitutes actual control.

     1.2  "FDA" shall mean the US Food and Drug Administration.

     1.3 "Fees" shall mean the fair market value compensation payable to Innovex in return for Services. Fees shall not include Pass-Through Expenses.

     1.4 "Pass-Through Expenses" shall mean the reasonable and necessary out-of-pocket costs and expenses actually incurred by Innovex in providing Services, in accordance with a mutually agreed written budget or the express terms of a Work Order.

     1.5 "Project" shall mean the complete task or set of tasks described in a specific Work Order.



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     1.6  "Services" shall mean the responsibilities, obligations and activities that are to be performed by Innovex, as they are described in this Agreement and in specific Work Orders.

     1.7 "Term" and "Project Term" shall have the meanings described in Section 11.1.

     1.8  "Work Order" shall have the meaning described in Section 2.2.


2.   SCOPE OF THE AGREEMENT; SERVICES TO BE PROVIDED; WORK ORDERS; PROJECT
     TEAMS.

2.1 SCOPE OF AGREEMENT. This Master Agreement allows the parties to contract for multiple Projects through the issuance of multiple Work Orders. This Master Agreement covers the provision of professional sales and marketing services by Innovex and Innovex's corporate Affiliates (see Section 11), including, but not limited to, recruitment of sales personnel, full-time or flex-time sales force services, promotional education programs and other related commercialization services, when requested by TMC and agreed to by Innovex as set forth in the relevant Work Order. TMC shall, in its sole discretion, determine when and whether to offer projects to Innovex and its corporate Affiliates, including the decision whether or not to enter into a specific Work Order.

2.2 Work Orders. The specific details and tasks of each Project shall be separately negotiated and specified in writing on terms and in a form acceptable to the parties (each such writing, a "Work Order"). Work Order templates are provided with Appendix I. Each Work Order will include, as appropriate, identification of the TMC Products to be involved in the Services, a schedule of Innovex Responsibilities and Obligations, TMC Responsibilities and Obligations and Fees and Pass-Through Expenses. Each Work Order shall be subject to all of the terms and conditions of this Master Agreement, in addition to the specific details set forth in the Work Order. To the extent any terms or provisions of a Work Order conflict with the terms and provisions of this Master Agreement, the terms and provisions of this Master Agreement shall control, unless the Work Order expressly and specifically states an intent to supersede the Master Agreement on a specific matter (but then only with respect to the particular Work Order and with respect only to the matter so specified). A change in a Work Order shall be evidenced by an amendment to the relevant Work Order duly executed by TMC and Innovex in form acceptable to both parties.

3.   PAYMENT OF FEES AND PASS-THROUGH EXPENSES.

3.1 TMC shall pay Innovex the Fees and Pass-Through Expenses expressly described in each Work Order. Unless otherwise agreed in a particular Work Order, Innovex will invoice TMC monthly for the Fees and Pass-Through Expenses relating to the Project. Each invoice shall be supported by a detailed expense report. Supporting documentation and any any further explanation reasonably requested by TMC will be made available to TMC upon request. TMC shall make payment within thirty (30) days after the receipt of each monthly itemized invoice



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     unless TMC disputes such invoice in good faith. If any portion of an invoice is disputed, TMC shall pay the undisputed amounts within the aforementioned thirty (30) days, and the parties shall use good faith efforts to reconcile the disputed amount for payment as soon as practicable.

4.   CONFIDENTIALITY AND OWNERSHIP OF INFORMATION.

4.1 Each of the parties acknowledges that, in the course of performing its obligations hereunder, it may receive information from the other party which is proprietary to the disclosing party and which the disclosing party wishes to protect from public disclosure ("Confidential Information"). Innovex and TMC agree to retain in confidence, during the Term of this Agreement and any Work Order, and any subsequent renewals thereof, and thereafter for a period of five (5) years, all Confidential Information disclosed to it by or on behalf of the other party, and that it will not, without the written consent of such other party, use Confidential Information for any purpose other than the purposes indicated herein or in the applicable Work Order. These restrictions shall not apply to Confidential Information which: (i) is or becomes public knowledge (through no wrongful act of the receiving party); (ii) is made lawfully available to the receiving party by an independent third party having no obligation of confidentiality with respect to the Confidential Information; (iii) is already in the receiving party's possession at the time of receipt from the disclosing party (and such prior possession can be properly demonstrated by the receiving party); (iv) is independently developed by the receiving party and/or Affiliates without reference to reliance upon the Confidential Information (and such independent development can be properly demonstrated by the receiving party); or (v) is required by law, regulation, rule, act or order of any governmental authority or agency to be disclosed by the receiving party (including compliance with the disclosure obligations of the SEC or the NASDAQ National Market), provided, however, if reasonably possible, such receiving party gives the disclosing party sufficient advance written notice to permit it to seek a protective order or other similar order with respect to such Confidential Information and, thereafter, the receiving party discloses only the minimum Confidential Information required to be disclosed in order to comply. The parties acknowledge and agree that the terms of this Agreement and Work Order shall be Confidential Information hereunder.

4.2 Innovex and TMC shall limit disclosure of the other party's Confidential Information to only those of their respective officers, representatives, agents and employees (collectively "Agents") who are directly concerned with the performance of this Agreement and have a legitimate need to know such Confidential Information, are bound to maintain the confidentiality of the Confidential Information and are informed of the confidential nature of the Confidential Information. Each party shall be liable for any breach of section 4.1 by their respective Agents. Upon receipt of notice of termination by TMC or otherwise upon the request of TMC, Innovex shall return all TMC Confidential Information to TMC.

4.3 All TMC patents, trade secrets, copyrights, trade names, trademarks, service marks, proprietary materials or intellectual property and all improvements to any of the foregoing (collectively "TMC Property") used in connection with the Services provided pursuant to this



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     Master Agreement or any Work Order shall remain the sole and exclusive property of TMC, and Innovex's rights to use such TMC Property shall be limited to those permitted by this Master Agreement or any Work Order.

4.4 TMC acknowledges that Innovex possesses certain inventions, processes, know-how, trade secrets, improvements, other intellectual properties and other assets, including but not limited to analytical methods, procedures and techniques, computer technical expertise and software, and business practices, including, but not limited to the Innovex Territory Management System (ITMS), which have been independently developed by Innovex (collectively "Innovex Property"). TMC and Innovex agree that any Innovex Property or improvements thereto which are used, improved, modified or developed solely by Innovex under or during the term of this Master Agreement or any Work Order are the sole and exclusive property of Innovex.

5.   INDEPENDENT CONTRACTOR RELATIONSHIP.

5.1 For the purposes of this Master Agreement and any Work Order, the parties hereto are independent contractors and nothing contained in this Master Agreement or any Work Order shall be construed to place them in the relationship of partners, principal and agent, employer and employee or joint venturers. Neither party shall have the power or right to bind or obligate the other party, nor shall either party hold itself out as having such authority.

5.2 No provision of this Master Agreement or any Work Order shall be deemed to create or imply any contract of employment between TMC and any employee of Innovex. All persons performing Services shall be employees of Innovex, or subcontractors engaged by Innovex with prior consent of TMC, and shall not be entitled to any benefits applicable to employees of TMC.

5.3 Innovex will (i) maintain all necessary personnel and payroll records for Innovex employees; (ii) compute wages and withhold applicable Federal, State and local taxes and Federal FICA payments for Innovex employees;
     (iii) remit Innovex employee withholdings to the proper governmental authorities and make employer contributions for Federal FICA and Federal and State unemployment insurance payments; (iv) pay net wages and fringe benefits, if any, directly to Innovex employees; and (v) provide for employer's liability and Workers' Compensation insurance coverage, and (vi) otherwise comply with all applicable laws in the performance of the Services.

5.4 Innovex shall be responsible for management of all employer obligations in connection with Innovex employees who perform the Services. Innovex employees shall remain exclusively under the direct authority and control of Innovex. TMC may be involved in providing training, direction or equipment to an Innovex employee only in the manner and to the extent specifically described in a Work Order. The employer obligations of Innovex shall include: (i) human resource issues, including establishment of employee policies, and administration of health and benefits plans, 401K plan, and other employee benefit plans; (ii) work performance and work behavior issues, including probationary period, periodic and annual appraisals, employee discipline and termination; (iii)



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     administration of systems for time-keeping, payroll and employee expense reimbursement; (iv) day to day management of employment issues in connection with performance of the Services.

6.   REGULATORY COMPLIANCE.

6.1 In carrying out their responsibilities under this Master Agreement and each Work Order, Innovex and TMC agree to comply, to the extent applicable, with all laws, rules and regulations, including, but not limited to the Federal Equal Employment Opportunity Act, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Fair Labor Standards Act, the Immigration Reform and Control Act of 1986, the Food, Drug and Cosmetic Act, Section 1128B(b) of the Social Security Act (42 U.S.C. ss.1320a-7b(b)), and the Prescription Drug Marketing Act.

6.2 If Innovex Personnel or other agents of Innovex become aware of any adverse drug experience reports or product complaints involving the use of any TMC Product, whether or not related to a TMC Product as to which Innovex is performing Services under this Agreement, they shall, within twenty-four
     (24) hours, inform TMC in accordance with TMC procedures. When TMC communicates information concerning adverse drug experience reports in a "Dear Doctor" letter to physicians, such information shall be communicated to Innovex and Innovex Personnel. All customer inquires or complaints shall be forwarded to TMC for response; Innovex shall not respond on behalf of TMC. Innovex shall bring all adverse drug event reports, product complaints or inquiries to the attention of TMC Medical Information Department by utilizing the form set forth in Exhibit A to the Master Service Agreement and faxing such information to (510) 595-8183. For faster response or to directly report an adverse event Innovex shall call the Medical Information Department at (800) - ANGIOMAX.

6.3 TMC shall be solely responsible for responding to any government or regulatory agency concerning use or marketing of TMC Products, except where
     (i) such responsibility is expressly transferred to Innovex in a Work Order; or (ii) to the extent any notice or reporting requirement is by law made directly applicable to Innovex. Innovex shall promptly notify TMC of any information Innovex receives regarding any threatened or pending action by a government or regulatory agency that may affect the TMC Products. Innovex shall, at the request of TMC, cooperate with TMC in order to respond, or in formulating a procedure for taking appropriate action. In no event shall Innovex respond to any agency without the prior consent of TMC, unless compelled to do so by law.

6.4 CONDUCT OF THE SALES FORCE. In accordance with the terms and conditions of this Agreement, and subject to any and all applicable laws and regulations, Innovex shall use commercially reasonable efforts to direct its Innovex Sales Force to market and promote the Product to the [Target doctors], through the delivery of Details. Innovex represents and warrants that the members of the Innovex Sales Force will make no statements, claims or undertakings to any person with whom they discuss or promote the Products that are not consistent with, nor provide or use any labeling, literature, samples or other materials other than, those Promotional Materials and samples provided and currently approved for use by TMC. If at



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     any time TMC notifies Innovex in writing that it no longer approves the use of specified Promotional Materials, Innovex shall immediately take action to remove the Promotional Materials from use by the Innovex Sales Force and, at TMC's request and expense, either destroy such materials or return them to TMC. No member of the Innovex Sales Force shall make any representation, statement, warranty or guaranty with respect to the Product that is not consistent with the applicable, current package insert of prescribing information or other documentation accompanying or describing the Product, including TMCs standard limiting warranty and disclaimers, if any.

7.   REPORTS AND PROJECT ADMINISTRATION

     Innovex will manage and administer each Project in accordance with the specifications and milestones contained in each Work Order. Innovex shall provide TMC a periodic Project report, in the frequency and with content as more particularly described in each Work Order. The Project report shall generally include: (i) headcount, turnover, status of recruitment; (ii) Project status and progress toward achieving objectives or milestones;
     (iii) financial accountability, and tracking expenses against budget.

8.   RETURN OF TMC MATERIALS.

     Within thirty (30) days after the completion of Services by Innovex, or upon termination of the Master Agreement or any Work Order or at any time at the request of TMC, Confidential Information, TMC Property marketing materials for TMC Products, and other data owned by TMC, regardless of the method of storage or retrieval, shall at TMC's request either be delivered to TMC in such form as is then currently in the possession of Innovex, or disposed of, at the direction and written request of TMC, unless such materials are otherwise required to be stored or maintained by Innovex as a matter of law or regulation. TMC shall pay the reasonable costs associated with any of the above options. Innovex reserves the right to retain, at its own expense and subject to the confidentiality provisions herein, one copy of all materials provided in connection with performance of the Services for archival purposes only, to be used to satisfy regulatory requirements or to resolve disputes regarding the Services.

9.   INDEMNIFICATION AND LIABILITY LIMITS.

9.1 Innovex shall indemnify, defend and hold harmless TMC, its Affiliates and its and their respective directors, officers, employees and agents from and against any and all losses, claims, actions, damages, liabilities, penalties, costs and expenses (including reasonable attorneys' fees and court costs) (collectively, "Losses"), resulting from any (i) breach by Innovex or its employees of its obligations hereunder or under any Work Order; (ii) willful misconduct or negligent acts or omissions of Innovex or its employees; and (iii) violation by Innovex or its employees of any municipal, county, state or federal laws, rules or regulations applicable to the performance of Innovex's obligations under this Master Agreement or any Work Order, except to the extent such Losses are determined to have resulted from the negligence or willful misconduct of TMC or its employees.




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9.2  TMC shall indemnify, defend and hold harmless Innovex, its Affiliates and its and their respective directors, officers, employees and agents from and against any and all Losses resulting from (i) the manufacture, storage, packaging, production, transportation, distribution, sale or other disposition of the TMC Products by TMC or its agents; (ii) breach by TMC or its employees of its obligations hereunder or under any Work Order; (iii) willful misconduct or negligent acts or omissions of TMC or its employees; and (iv) violation by TMC or its employees of any municipal, county, state or federal laws, rules or regulations applicable to the performance of TMC's obligations under this Master Agreement or any Work Order, except to the extent such Losses are determined to have resulted from the negligence or willful misconduct of Innovex or its employees.

9.3 The party seeking indemnification hereunder (the "Indemnified Party") shall give the party obligated to indemnify (the "Indemnifying Party") prompt written notice of any such claims, actions or proceedings (including a copy thereof); and the Indemnified Party and its employees shall fully cooperate with the Indemnifying Party and its legal representatives in the investigation and defense of any matter which is subject of an indemnification claim; provided, however, that Indemnified Party's failure to comply with such obligations shall not constitute a breach of this Master Agreement nor relieve the Indemnifying Party of its indemnification obligations pursuant to this Section 9, except to the extent, if any, that the Indemnifying Party's defense of the affected claim, action or proceeding actually was materially impaired thereby. Neither party shall settle or admit liability with respect to any Losses for which indemnification is sought without the prior written consent of the other party, which consent shall not be unreasonably with held or delayed. The Indemnifying Party may assume the defense of such claims, action or proceedings at its expense. In such event, the Indemnifying Party shall not be liable for legal expenses of the Indemnifying Party unless the Indemnified Party reasonably concludes that the parties have conflicting interests or defenses in which case the Indemnified Party shall be entitled to indemnification for reasonable fees and expenses of counsel.

9.4 Neither party, nor their respective Affiliates, nor any of Innovex's or its Affliate's directors, officers, employees, subcontractors or agents of either party or their respective Affiliates shall have any liability of any type (including, but not limited to, contract, negligence and tort liability), for any loss of profits, opportunity or goodwill, or any type of special, incidental, indirect or consequential damage or loss, in connection with or arising out of this Master Agreement, any Work Order, or the obligations performed by either party hereunder, under any Work Order.



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10.  INSURANCE.

     Innovex and TMC shall each, at its own cost and expense, obtain and maintain in full force and effect as is reasonably necessary to insure their respective obligations under this Agreement or any Work Orders issued hereunder. Specifically, Innovex shall maintain the following insurance during the Term (and any subsequent renewals thereof): (i) worker's compensation insurance in accordance with the statutory requirements of each state in which the Services are to be performed; (ii) employer's liability insurance with a minimum limit of one million dollars ($1,000,000); (iii) comprehensive general liability insurance, including contractual liability, with a minimum limit of five million dollars ($5,000,000), combined single limit per occurrence; (iv) comprehensive auto liability, covering bodily injury and property damage, for owned, hired or non-owned automobiles with a minimum limit of one million dollars ($1,000,000), combined single limit per occurrence; and (v) professional errors and omissions, with a minimum limit of ten million ($10,000,000), per occurrence. Each party shall provide the other party an original signed certificate of insurance evidencing all coverage herein required, within thirty (30) days after the effective date of this Master Agreement. The certificate must provide that thirty (30) day's prior written notice of cancellation or material change in insurance coverage will be provided. The insurance obligations hereunder may be met by a program of self-insurance.

11.  TERM AND TERMINATION.

11.1 This Master Agreement shall commence on the date of execution and shall continue until terminated as hereinafter provided (the "Term"). Each Work Order shall include a statement of the Project start date and the Project end date (the "Project Term").

11.2 TMC may terminate this Master Agreement without cause at any time during the Term of the Master Agreement on ninety (90) days prior written notice to Innovex. An individual Work Order under this Master Agreement may be terminated without cause by TMC at any time during the Term of the Master Agreement or during the Project Term, on ninety (90) days prior written notice to Innovex. All Work Orders then in effect shall terminate on the effective date of the termination of this Master Agreement.

11.3 Either party may terminate this Master Agreement by written notice if the other party defaults in the performance of its material obligations under this Master Agreement upon 30 days prior written notice. Either party may terminate a Work Order at any time if the other party defaults in the performance of its material obligations under the Work Order upon 30 days prior written notice and subject to the terms of this Section 11.3. In the event of such default, the party declaring the default shall provide the defaulting party with written notice setting forth the nature of the default, and the defaulting party shall have thirty (30) days to cure the default. If the defaulting party fails to cure the default within the foregoing time periods, the other party may terminate the Master Agreement or Work Order, as the case may be, at any



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     time thereafter if such default is continuing by written notice to the defaulting party, which notice shall be effective upon receipt.

11.4 Either party may terminate this Agreement by written notice to the other party, effective upon receipt with no right to cure the default, if the other party files a petition for bankruptcy, reorganization or arrangement under any state statute, or makes an assignment for the benefit of creditors or takes advantage of any insolvency statute or similar statute, or if a receiver or trustee is appointed for the property and assets of the party and the receivership proceedings are not dismissed within sixty (60) days of such appointment.

11.5 In the event this Master Agreement or a Work Order is terminated, TMC shall
     (a) pay to Innovex all Fees for Services rendered under all Work Orders in the case of termination of this Master Agreement or under the applicable Work Order in the case of termination of such Work Order which are due and owing to Innovex because of any completed performance of Innovex's obligations prior to the effective date of termination; (b) pay all Pass-Through Expenses actually incurred by Innovex under the Work Order(s) being terminated prior to the effective date of termination; and (c) pay any other costs which have been expressly identified in a Work Order as being due upon termination of such Work Order.

11.6 Termination of this Master Agreement or any Work Order for whatever reason shall not affect the accrued rights of either Innovex or TMC arising under this Master Agreement or a Work Order, and all provisions which expressly or by implication survive the termination or expiration of the Master Agreement or a Work Order, including without limitation Sections 4, 6, 8 and 9 of this Master Agreement, shall remain in full force and effect.

12.  RELATIONSHIP WITH AFFILIATES.

12.1 TMC agrees that Innovex may utilize the Services of its corporate Affiliates to fulfill Innovex's obligations under this Master Agreement and any Work Order although Innovex shall remain liable for the performance of such obligations. Any Innovex Affiliate so utilized shall be (i) subject to all of the terms and conditions applicable to Innovex under this Master Agreement and the Work Order applicable to such Project(s), including, but not limited to, provisions establishing the standards for performance, and
     (ii) entitled to all rights and protections afforded Innovex under this Master Agreement and the Work Order applicable to such Project(s), including, but not limited to, the indemnity and limitation of liability protections set forth herein. Any such Affiliate of Innovex may execute a Work Order directly and, with respect to the corresponding Project, the rights and obligations of the parties shall be governed by all of the terms and conditions of this Master Agreement, to the same extent as if such Innovex Affiliate was a party to this Master Agreement.

12.2 TMC and Innovex acknowledge that certain Affiliates of TMC may utilize the services of Innovex (and its Affiliates) under this Master Agreement and under any Work Order. Any TMC Affiliate which utilizes such services shall be (i) subject to all of the terms and conditions applicable to TMC under this Master Agreement and the Work Order applicable to such Project(s), and
     (ii) entitled to all rights and protections afforded TMC under this Master



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     Agreement and the Work Order applicable to such Project(s), including, but not limited to, the indemnity and limitation of liability protections set forth herein. Any such Affiliate of TMC may execute a Work Order directly and, with respect to the corresponding Project, the rights and obligations of the parties shall be governed by all of the terms and conditions of this Master Agreement, to the same extent as if such TMC Affiliate was a party to this Master Agreement.

13.  COOPERATION.

     All data and information in TMC's possession or control reasonably necessary in the opinion of TMC for Innovex to conduct Project assignments will be delivered by TMC to Innovex. Innovex shall not be liable to TMC nor be deemed to have breached this Master Agreement or any Work Order as a result of errors, delays or other consequences directly arising from TMC's failure to provide documents, materials or information or to otherwise cooperate with Innovex in order for Innovex to timely and properly perform Innovex's obligations.

14.  FORCE MAJEURE.

     If the performance or observance of this Master Agreement or any obligation of this Master Agreement or any Work Order is prevented or delayed by reason of an act of God, civil commotion, storm, fire, riots, strikes, legal moratorium, war or revolution, the party so affected shall, upon prompt notice of such cause being given to the other party, be excused from such performance or observance to the extent of such prevention or during the period of such delay, provided that the party so affected shall use its best efforts to avoid or remove the cause(s) of non-performance and observance with utmost dispatch.

15.  REVIEW OF WORK; AUDIT.

     During the term of this Master Agreement, Innovex will permit TMC's representative(s) (unless such representatives are competitors of Innovex), at reasonable times and in a reasonable manner, and at TMC's expense, to
     (i) examine the work performed hereunder to determine that the Services are being conducted in accordance with the agreed terms, or (ii) audit the financial records related to Innovex's performance of the Services.

16.  NOTICES.

     Any notice required or permitted to be given by either party shall be in writing. All notices shall be to the parties and addresses listed below, and shall be sufficiently given (i) when received, if delivered personally or sent by facsimile transmission, or (ii) one business day after the date mailed or sent by an internationally recognized overnight delivery service.





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If to Innovex:                     Innovex LP
                                   c/o Innovex America Holding Company
                                   10 Waterview Blvd.
                                   Parsippany, NJ 07054
                                   Attention:  President
                                   Fax: 973-257-4581

With a copy to:                    General Counsel
                                   Innovex America Holding Corp.
                                   10 Waterview Blvd
                                   Parsippany, NJ  07054
                                   Fax: 973-257-4581

If to TMC:                         Attention:  Thomas P. Quinn
                                   The Medicines Company
                                   5 Sylvan Way
                                   Parsippany, NJ  07054
                                   Fax:  973-401-9541

With a copy to:                    Stuart Falber
                                   Hale & Dorr LLP
                                   60 State Street
                                   Boston  MA 02109
                                   Fax: 617-526-5000

17.  ASSIGNMENT.

     Except for Affiliates, as stated above in Section 12, neither party may assign any of its rights or obligations under this Master Agreement or any Work Order to any third party without the written consent of the other party, which consent shall not be unreasonably withheld.

18.  ARBITRATION.

     Resolution of disputes concerning any aspect of the Services, this Master Agreement or any Work Order, excluding termination, shall be accomplished by good faith negotiations between TMC and Innovex, within thirty (30) days after notice. If necessary, thereafter, resolution of such disputes shall be accomplished, at written request of either party to the other party, by binding arbitration, which shall not interfere with the timely rendering of Services. Arbitration will be pursuant to the Rules of Conciliation and Arbitration of the American Arbitration Association, using a three-person panel of arbitrators, one (1) to be designated by TMC, one (1) by Innovex, and a third to be agreed upon by the other two (2) arbitrators. If the two party-appointed arbitrators are unable to agree on a third arbitrator within thirty (30) days after the second arbitrator is appointed, the American Arbitration Association shall select the third arbitrator.

19.  ADDITIONAL WARRANTIES AND REPRESENTATIONS.

19.1 Innovex and TMC warrant and represent to the other that they have the full right and authority to enter into this Master Agreement and that there is no impediment that would inhibit their ability to perform their respective obligations under this Master Agreement or any Work Order.

19.2 Innovex and TMC agree to perform their obligations hereunder in a timely, professional and competent manner. Innovex additionally shall use its best efforts and exercise due care and sound business judgment in performing the services.

19.3 TMC warrants and represents that it has the right to use all U.S. patent, trademark or other intellectual property rights necessary for the unimpeded manufacture, use and sale of TMC Products in the Territory.

20.  GENERAL PROVISIONS

20.1 This Master Agreement shall be construed, governed, interpreted, and applied in accordance with the laws of the State of New Jersey, without giving effect to the principles of conflict of laws.

20.2 This Master Agreement contains the entire understandings of the parties with respect to the subject matter herein, and cancels all previous agreements (oral and written), negotiations and discussions, dealing with the same subject matter including the Letter of Intent dated July 20, 2000, as amended, between the parties. The parties, from time to time during the term of this Master Agreement, may modify any of the provisions hereof only by an instrument in writing duly executed by the parties.

20.3 References to any Schedule, Appendix, Attachment or Exhibit attached to this Master Agreement or any Work Order shall be deemed to incorporate the entire contents of the Schedule, Appendix, Attachment or Exhibit by reference, as if it were fully set forth in the Master Agreement or Work Order to which it is attached.

20.4 No failure or delay on the part of a party in either exercising or enforcing any right under this Master Agreement or any Work Order will operate as a waiver of, or impair, any such right. No single or partial exercise or enforcement of any such right will preclude any other or further exercise or enforcement thereof or the exercise or enforcement of any other right. No waiver of any such right will have effect unless given in a signed writing. No waiver of any such right will be deemed a waiver of any other right.

20.5 If any part or parts of this Master Agreement or a Work Order are held to be illegal, void or ineffective, the remaining portions of the Master Agreement or Work Order shall remain in full force and effect. If any of the terms or provisions are in conflict with any applicable statute or rule of law, then such term(s) or provision(s) shall be deemed inoperative to the extent that they may conflict therewith, and shall be deemed to be modified or conformed with such statute or rule of law. In the event of any ambiguity respecting any term or terms hereof, the parties agree to construe and interpret such ambiguity in good faith in such a way as is appropriate to ensure its enforceability and viability. Neither party shall assert against the other that the compensation arrangement provided in this Agreement or any Work Order is ground for voiding the Agreement or Work Order, or rendering the same unenforceable.

20.6 The headings contained in this Master Agreement and any Work Order are used only as a matter of convenience, and in no way define, limit, construe or describe the scope or intent of any section of this Master Agreement or such Work Order.

     IN WITNESS WHEREOF, this Master Agreement has been executed by the parties hereto through their duly authorized officers on the date(s) set forth below.


INNOVEX LP                                 THE MEDICINES COMPANY
By: Innovex America Holding
    Company, its General Partner


By: /s/ John E. Monahan                    By: /s/ Thomas P. Quinn
   --------------------                       ---------------------
Name:  John E. Monahan                     Name:  Thomas P. Quinn
Title: President                           Title: VP Sales and Marketing
Date:  November  17, 2000                  Date:  November 17, 2000

                    EXHIBIT A TO THE MASTER SERVICE AGREEMENT

                                                                        ANGIOMAX
THE MEDICINES COMPANY                                                BIVALUATION
--------------------------------------------------------------------------------

MEDICAL INQUIRY/PRODUCT COMPLAINT/ADVERSE EVENT FAX FORM

TO: MEDICAL INFORMATION DEPARTMENT
----------------------------------
DATE:                                    SALES REP:
----------------------------------       --------------------------------------
FAX:  (510) 595-8183                     VOICEMAIL:
----------------------------------       --------------------------------------
--------------------------------------------------------------------------------
FROM: (NAME)
--------------------------------------------------------------------------------
[ ] M.D.  [ ] D.O.  [ ] Pharm.D.  [ ] R.Ph.  [ ] R.N.  [ ] OTHER:
                                                                 ---------------
TITLE:
--------------------------------------------------------------------------------
INSTITUTION/OFFICE:
--------------------------------------------------------------------------------
ADDRESS:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CITY:                               STATE:                ZIP:
--------------------------------------------------------------------------------
TELEPHONE:                          FAX:
--------------------------------------------------------------------------------
SIGNATURE:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[ ] PLEASE SEND INFORMATION ON ANGIOMAX (SPECIFY QUESTION/REQUEST):
[ ] REPORTING A PRODUCT COMPLAINT (SPECIFY DETAILS OF COMPLAINT):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[ ] IF REPORTING AN ADVERSE EVENT FOR A PRODUCT:
PATIENT ID (INITIALS):      AGE:          SEX:          Wt.               KG/LB
--------------------------------------------------------------------------------
PLEASE SPECIFY PRODUCT AND BRIEFLY DESCRIBE ADVERSE EVENT:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FOR FASTER RESPONSE OR TO DIRECTLY REPORT AN ADVERSE EVENT, YOU MAY CALL THE MEDICAL INFORMATION DEPARTMENT AT 800-ANGIOMAX, 9:00 AM-7:00 PM EST, MONDAY-
FRIDAY.                                           MCS REF. #
                                                          ---------------------
VENDOR 2.0  NOVEMBER 7, 2000

                                   APPENDIX I
                              WORK ORDER TEMPLATES

                         APPENDIX I-A, SAMPLE WORK ORDER
                      APPENDIX I-B, SALES FORCE WORK ORDER

                         APPENDIX I-A, SAMPLE WORK ORDER

                               WORK ORDER # _____

                EFFECTIVE DATE OF WORK ORDER: ___________________

This Work Order is entered into between ("Customer") [or other Customer Affiliate] and Innovex LP ("Innovex"), [or other Innovex Affiliate] pursuant to the Master Services Agreement, having an Effective Date , between Customer and Innovex LP, and is subject to all the terms and conditions set forth therein, except as may be otherwise expressly provided herein.

BRIEF DESCRIPTION OF PROJECT:

[Insert BRIEF description of project, identifying the product or products, and describing the target audience and objectives]


PROJECT TEAMS:

[Identify Project Liaisons or key members of project team for both Customer and Innovex].

CUSTOMER CONTACT PERSON:
                ADDRESS:
                        --------------------------------
                  PHONE:
                        --------------------------------
                    FAX:
                        --------------------------------

INNOVEX CONTACT PERSON:
               ADDRESS:
                        --------------------------------
                 PHONE:
                        --------------------------------
                   FAX:
                        --------------------------------

Routine correspondence relevant to the operation of the Project should be sent to the above-named contact persons. All notices or similar communications in regard to the terms or a change of terms of this Work Order are to be sent to the parties named in the Master Services Agreement - Section 16. Notices.

PROJECT TERM AND KEY DATES:
-------------------------------------------------------------------------------
Project Start Date
-------------------------------------------------------------------------------
Project personnel Start Date
-------------------------------------------------------------------------------
Initial Training Dates
-------------------------------------------------------------------------------
Project End Date (Last Day Worked)
-------------------------------------------------------------------------------

"Project Term" shall mean the period of time beginning on the Project Start Date and ending on the Project End Date. Any renewal of the Project or extension of the Project End Date shall be negotiated by the parties at least ninety (90) days before the Project End Date, and shall be effective when agreed in writing.

DEFINITIONS

[insert appropriate definitions for the Project]

1. "Day Worked" shall mean a day during which Project personnel performs Services, or attends scheduled company training and/or specifically designated home study. Days Worked shall not include days on leave, holidays, sick days, vacations or any Saturday or Sunday, except for training days scheduled on a Saturday or Sunday. The average number of days worked in a twelve month period shall be two hundred thirty-two (232).

2. "Product" shall mean the Customer pharmaceutical products specifically identified in the Work Order or any other product involved in the Services, as mutually agreed between Innovex and Customer.


INNOVEX RESPONSIBILITIES AND OBLIGATIONS

[insert description of Project personnel, recruitment qualfications, personnel duties and responsibilities,compensation, reporting expectations, milestones, deliverables, deadlines, etc]

CUSTOMER RESPONSIBILITIES AND OBLIGATIONS

[Description of Customer responsibilities for product or program materials, training, equipment, etc]

FEES AND PASS-THROUGH EXPENSES

[Describe Daily Fees, Pass-Through Expenses, Payment Schedule, Deposit Requirements, etc.]

SPECIAL TERMS

[insert or attach any other special terms applicable to project; such as agreed upon terms for sharing risk/reward for specific project e.g. bonus/penalty tied to specific performance measures]

In Witness Whereof, Customer and Innovex have caused this Work Order # _____to be duly executed on their behalf by their authorized representatives and made effective as of Effective Date of Work Order appearing above.


ACCEPTED AND AGREED TO BY:


CUSTOMER                                 INNOVEX LP
                                         BY: INNOVEX AMERICA HOLDING
                                             COMPANY, ITS GENERAL PARTNER

                           EXAMPLE - NOT FOR SIGNATURE

----------------------------                -----------------------------
By:                                         By:
Title:                                      Title:
Date:                                       Date

                                 APPENDIX I - B

[THIS WORK ORDER TEMPLATE IS DESIGNED SPECIFICALLY FOR A CONTRACT SALES FORCE. THE DESCRIPTION OF DUTIES AND OBLIGATIONS FOR INNOVEX AND CUSTOMER WILL VARY, DEPENDING ON THE SIZE OF THE SALES FORCE, COST CONSIDERATIONS, AND CUSTOMER DECISIONS REGARDING TRAINING, SALES FORCE AUTOMATION, AND EXTENT OF PASS-THROUGH EXPENSES.]

                         SALES FORCE WORK ORDER # _____

                EFFECTIVE DATE OF WORK ORDER: ___________________

This Sales Force Work Order is entered into between ("Customer") [or other Customer Affiliate] and Innovex LP ("Innovex"), [or other Innovex Affiliate] pursuant to the Master Services Agreement, having an Effective Date , between Customer and Innovex LP, and is subject to all the terms and conditions set forth therein, except as may be otherwise expressly provided herein.

BRIEF DESCRIPTION OF SALES FORCE PROJECT:

[Insert BRIEF description of sales force project, identifying the product or products, and describing the target audience]


PROJECT TEAMS:

[Identify Project Liaisons or key members of project team for both Customer and Innovex].

CUSTOMER CONTACT PERSON:
                ADDRESS:
                        --------------------------------
                  PHONE:
                        --------------------------------
                    FAX:
                        --------------------------------

INNOVEX NATIONAL SALES MANAGER:
                ADDRESS:
                        --------------------------------
                  PHONE:
                        --------------------------------
                  FAX:
                        --------------------------------


Routine correspondence relevant to the operation of the sales force should be sent to the above-named contact persons. All notices or similar communications in regard to the terms or a change of terms of this Work Order are to be sent to the parties named in the Master Services Agreement - Section 16. Notices.

PROJECT TERM AND KEY DATES:
-----------------------------------------------------------------------------
Project Start Date
-----------------------------------------------------------------------------
District Manager, Field Coordinator Start Date
-----------------------------------------------------------------------------
Sales Representative Start Date
-----------------------------------------------------------------------------
Initial Training Dates
-----------------------------------------------------------------------------
Project End Date (Last Day Worked)
-----------------------------------------------------------------------------

"Project Term" shall mean the period of time beginning on the Project Start Date and ending on the Project End Date. Any renewal of the Project or extension of the Project End Date shall be negotiated by the parties at least ninety (90) days before the Project End Date, and shall be effective when agreed in writing.

DEFINITIONS

1. "Day Worked" shall mean a day during which a Sales Representative details Prescribers, or attends scheduled company training and/or specifically designated home study. A "Day Worked" by a District Manager shall mean a day during which the District Manager performs duties and responsibilities described in the Work Order. Days Worked shall not include days on leave, holidays, sick days, vacations or any Saturday or Sunday, except for training days scheduled on a Saturday or Sunday. The average number of days worked in a twelve month period shall be two hundred thirty-two (232).

2. "Detail" shall mean an interactive face-to-face contact by a Sales Representative with a Prescriber or the Prescriber's legally empowered designee, during which a promotional message involving the Product is given in accordance with the Promotional Program. When used as a verb, "detail," "details" and "detailed" shall mean to engage in a Detail as defined herein.

3. "Prescriber" shall mean physicians and other health care professionals legally authorized to write prescriptions for pharmaceutical products.

4. "Product" shall mean the Customer pharmaceutical products specifically identified in the Work Order or any other product whose promotion and detailing is assigned to Innovex by mutual agreement with Customer. [optional: if medical device, redefine accordingly, and change references from "Prescriber" to "Practitioner"]

5. "Promotional Expense Budget" shall mean the funding and guidelines for use of such funding that are provided by Customer for use by the Sales Force when detailing Product.

6. "Promotional Material" shall mean the Product labeling and package inserts, sales aids and detailing materials, and other promotional support items provided by Customer to Innovex, for use in promotion of the Product.

7. "Promotional Program" shall mean the marketing plan, strategy and promotional message for the Product, which will include use of the Promotional Material and the Promotional Expense Budget.

8. "Sales Force" shall mean the Sales Representatives, District Managers, Regional Sales Managers and National Sales Manager, individually and as a group, that have been assigned to deliver Details of the Product in accordance with the terms of this Agreement.

9. "Sales Representative" shall mean an Innovex employee who has been trained and equipped to detail Prescribers.

10. "Target Prescriber" shall mean one of the specifically identified Prescribers within a Sales Representative's territory to be detailed by the Sales Representative.

11. "Territory" shall mean the United States and Puerto Rico. In connection with an individual Sales Representative, the territory shall be the geographic area assigned to the individual Sales Representative.


INNOVEX RESPONSIBILITIES AND OBLIGATIONS


1. SALES FORCE. The Sales Force will be composed of the following Innovex employees:

NUMBER                                       POSITION TITLE
------                                       --------------
                           Sales Representatives
-------------------------------------------------------------------------------
                           District Managers [or Field Coordinators]
-------------------------------------------------------------------------------
                           Regional Sales Managers
-------------------------------------------------------------------------------
                           National Sales Manager
-------------------------------------------------------------------------------
                           Project Administrator (Administrative Assistant)
-------------------------------------------------------------------------------

     Customer may request that Innovex provide additional Sales Representatives, by submitting a written request in substantially the form attached hereto as Exhibit 1, ("Additional Sales Representative Request Form"). As the total number of Sales Representatives increases for the Sales Force, additional District Managers will also be increased in order to maintain a target ratio of District Managers to Sales Representatives of approximately 1:12.

2. RECRUITMENT. Innovex shall be responsible for recruitment and re-recruitment (replacement) of the Sales Representatives and District Managers in accordance with the Sales Force Qualifications described below. Innovex shall be responsible for the cost of recruitment, background checks and drug screens. If Customer elects to participate in the final selection of members of the Sales Force, Customer shall approve or disapprove qualified candidates within five (5) business days after each qualified candidate is submitted to Customer for final selection. If Customer rejects three qualified candidates for a territory, Customer shall be charged a fee of $ ___ for each additional qualified candidate submitted by Innovex, until ----------- the territory is filled. A "qualified candidate" must meet the Sales Force Qualifications.

3. SALES FORCE QUALIFICATIONS. Innovex will exercise best efforts to recruit from a diverse candidate base. A qualified candidate for Sales Representatives shall meet the following minimum qualifications: four-year college degree (B.A., B.S. or equivalent); __________ outside sales experience, _______________. A qualified candidate for District Manager shall meet the following minimum qualifications: four-year college degree (B.A., B.S. or equivalent); ______outside sales experience, _________ previous management experience.

1. POSITION DESCRIPTIONS AND DUTIES. Innovex shall manage, supervise and evaluate the performance of the National Sales Manager, Regional Sales Managers, District Managers and Sales Representatives in accordance with the responsibilities and duties identified below. All Sales Force employees shall demonstrate the following: work ethic and integrity; planning, organizing and territory management skills; strong interpersonal skills; excellent communication skills; critical thinking and analysis; problem solving; decisiveness; sound judgment; customer-focused selling skills; basic computer skills; ability to listen and learn.

     SALES REPRESENTATIVES

          -    Generate sales within an assigned territory
          - Maintain and update current and prospective target physician profiles
          -    Keep current with market knowledge and competitive products
          -    Maintain a professional image for Customer and Customer Products
          -    Participate in all training and sales meetings
          -    Plan and organize territory to meet sales and call targets
          - Make sales presentations (details) - individual, one-on-one, in-services
          - Maintain sample inventories, distribute samples, comply with sample accountability procedures and policies, comply with PDMA
          - Make complete, accurate and timely submission of all time-keeping, call activity, sample activity and expense reports
          - Compliance with Promotional Program, and proper use of Promotional Materials and Promotional Expense Budgets

     NATIONAL SALES MANAGER, REGIONAL SALES MANAGERS, DISTRICT MANAGERS

          - Recruit, interview and select Sales Representatives and subordinate managers
          - Handle periodic performance review, personnel issues, discipline and termination of Sales Representatives and subordinate managers
          - District Managers shall make regular field visits: to develop and motivate Sales Representatives for attainment of sales objectives; to assess and monitor field activity and work schedules; to monitor and manage field reporting by Sales Representatives, including call and sample reporting.
          - Communicate with Customer field/regional managers on regular and timely basis
          - Assist with the planning and delivery of training, and periodic sales meetings
          - Review and approve expense reports; monitor compliance with expense policies.
          - Monitors compliance with Promotional Program, and proper use of Promotional Materials and Promotional Expense Budgets

          - Monitors compliance with PDMA and sample accountability procedures

     FIELD COORDINATORS [ALTERNATIVE TO DISTRICT MANAGERS]
          -    Assist with recruitment of Sales Representatives
          - Handle periodic performance review, personnel issues, discipline and termination of Sales Representatives
          - Review and approve expense reports; monitor compliance with expense policies
          - Conduct field visits with Sales Representatives as schedule permits in order to: assess and monitor field activity and work schedules; to monitor and manage field reporting, including call and sample reporting; to implement performance or disciplinary plans.
          - Communicate with Customer field/regional managers on regular and timely basis
          - Assist with the planning and delivery of training, and periodic sales meetings, if necessary

5. SALES FORCE COMPENSATION; BENEFITS. Innovex shall compensate the Sales Force employees with a combination of salary and variable incentive (bonus). Innovex shall establish a target average salary and salary matrix, which recognizes greater experience and training, and preferred selection criteria. The terms and conditions of a variable incentive compensation plan ("Incentive Plan") shall be mutually determined by Innovex and Customer, including eligibility criteria and performance targets. The plan may also include incentive awards such as trips and prizes. Innovex shall administer the Incentive Plan, determine eligibility and pay the incentive compensation and awards, in accordance with the Incentive Plan. Sales Force employees shall be eligible to receive an auto allowance, and shall be entitled to participate in the Innovex employee benefit plans for health and dental care, 401K, employee stock purchase and stock ownership plans, in accordance with company eligibility criteria.

6. TRAINING AND PERIODIC SALES MEETINGS.[Describe Innovex duties to match project proposal] Innovex shall assist Customer with organizing and delivering initial training of the Sales Force, backfill training of replacement District Managers and Sales Representatives and all follow-up training, including periodic sales meetings.

7. PROMOTIONAL ACTIVITIES. Innovex shall be responsible for managing and monitoring the promotional activities of the Sales Force, in strict adherence to the Promotional Program and using only the Promotional Materials provided by Customer. Sales Representatives shall not be permitted to develop, create or use any other promotional material or literature in connection with the promotion of the Product. The Sales Representatives will be required to immediately cease the use of any Promotional Materials when instructed to do so by Customer. Innovex shall monitor that Promotional Materials are not changed, (including, without limitation, by underlining or otherwise highlighting any text or graphics or adding any notes thereto) by the Sales Representatives. Sales Representatives shall be required to limit their statements and claims regarding the Product, including as to efficacy and safety, to those which are consistent with the Product labels, package inserts and Promotional Materials. The Sales Representatives shall not be permitted to add, delete or modify claims of the efficacy or safety in the promotion of the Product, nor shall the Sales Representatives be permitted to make any untrue or misleading statements or comments about the Products or any Customer competitors or competitor products.

8. PROJECT REPORTS. Innovex shall provide Customer a monthly Project report, which shall include: (i) headcount, reported nationally, by region/district; vacancy rates, turnover, personnel transfers to Customer, status of recruitment/hiring; (ii) Project status, milestones, and progress toward achieving objectives; (iii) financial accountability, tracking expenses against budget; [and (iv) if required by the Work Order, call reporting and sample accountability].

9. REPORTING BY SALES REPRESENTATIVES. Sales Representatives shall be required to report all field activities and expenditures in a manner that is timely, accurate and honest, and in accordance with policies and procedures for the applicable reporting systems. Innovex District Managers shall routinely reinforce the importance of compliance with the reporting guidelines and policies (e.g. sample accountability, call reporting, promotional budget expenditures, travel expenses). Newly hired Sales Representatives shall receive training on the reporting systems, guidelines and policies during the initial sales training program

10. RECEIPT FOR CUSTOMER PROPERTY. [If Customer supplies laptop computers] Upon delivery of computer hardware and software to members of the Sales Force, Customer will receive signed receipts in substantially the form attached hereto as Exhibit 2. Innovex will also receive a copy of each receipt.

11. PDMA AND SAMPLE ACCOUNTABILITY. The Sales Force shall be responsible for strict adherence to the PDMA and the Customer sample accountability policies and procedures. Innovex shall provide immediate assistance to Customer in connection with investigation of discrepancies, thefts, significant losses and suspected falsification of sample records. Innovex agrees to produce any written sample records that are maintained by Innovex, within two business days after Customer request. [Optional] ITMS, CALL REPORTING AND SAMPLE ACCOUNTABILITY. Innovex shall provide the Innovex Territory Management System, including automated call reporting and sample accountability functions. Innovex shall have primary responsibility for Sales Force compliance with the requirements of the FDA Final Rule implementing the PDMA (21 CFR Parts 203 & 205), including, but not limited to (a) a sample accountability and tracking system for use by the Sales Representatives; (b) verification of licensed practitioners; (c) annual physical inventories and reconciliation reports; (d) monitoring and investigation of discrepancies, significant losses, thefts and falsification of sample records; (e) notification and reporting to FDA, in conjunction with Customer; (f) a sample distribution security and audit system, including conducting random and for cause audits of sales representatives by personnel independent of the sales force; and (g) training the Sales Force regarding the foregoing. Innovex agrees to produce any written sample records that are maintained by Innovex, within two business days after Customer request. Innovex shall equip the Sales Force with computer hardware and software, and shall bear the cost of database and system administration, licenses, access to data/replication lines, help desk support, and training of the Sales Force in proper use of the computers and software.

CUSTOMER RESPONSIBILITIES AND OBLIGATIONS

[Description of Customer responsibilities for training and sales meetings, sample accountability systems and call reporting may be significantly different if Innovex is engaged to provide training and/or SFA. The content of the Work Order should be modified to fit the agreed proposal as accepted by Customer]

1. PROMOTIONAL PROGRAM AND PROMOTIONAL MATERIALS. Customer shall be responsible for providing a Promotional Program, Promotional Materials and Promotional Expense Budget that (i) will not involve the counseling or promotion of a business arrangement that violates federal or state law;
     (ii) will be in compliance with the AMA Guidelines on Gifts to Physicians from Industry; and (iii) shall not require or encourage the Sales Representatives to offer, pay, solicit or receive any remuneration from or to Prescribers to induce referrals or purchase of Customer Product. Customer shall be responsible for providing written guidelines for proper use of the Customer's Promotional Expense Budget.

2.   TRAINING AND PERIODIC SALES MEETINGS.
     Customer shall be responsible for the following:

     - Programming, materials and facilities for initial Sales Force training of ____ days duration. The initial training agenda shall include hours designated for Innovex training regarding personnel management, compensation and benefits and field administration.
     - Programming, materials and facilities for periodic sales meetings or product launch meetings. [e.g. trimester, quarterly; specify annual total training/meeting days].

3. PDMA AND SAMPLE ACCOUNTABILITY. Samples of the Customer Products shall be distributed to the Sales Representatives in quantities and in a manner determined by Customer and at Customer's expense. Customer shall be responsible for the cost of sample storage facilities, if necessary to comply with Customer instructions. Customer shall have primary responsibility for compliance with the requirements of the FDA Final Rule implementing the PDMA (21 CFR Parts 203 & 205), including, but not limited to (a) a sample accountability and tracking system for use by the Sales Representatives; (b) verification of licensed practitioners; (c) annual physical inventories and reconciliation reports; (d) monitoring and investigation of discrepancies, significant losses, thefts and falsification of sample records; (e) notification and reporting to FDA; (f) a sample distribution security and audit system, including conducting random and for cause audits of sales representatives by personnel independent of the sales force; and (g) training the Sales Force regarding the foregoing. Customer and Innovex shall cooperate in connection with PDMA compliance investigations and audits. Customer will provide to Innovex for review and comment, a copy of any PDMA compliance report in connection with the Sales Force, prior to filing with the FDA. Customer will provide Innovex with results of annual Sales Representative sample inventories. [revise this section if Innovex provides ITMS and/or sample accountability]

4. SALES DATA. Customer shall be solely responsible for obtaining historic and ongoing sales data regarding Customer Products. [revise if Innovex provides Synergy data]

5. CALL REPORTING SYSTEM AND COMPUTERS. Customer shall be responsible for providing a call reporting system and equipping Sales Representatives with computer hardware and software necessary to carry out the Promotional Program. Customer shall bear the cost of the hardware and software, including appropriate licenses, upgrades, access to data/replication lines, help desk support, and training of the Sales Force in proper use of the call reporting system and computers. [delete this provision if Innovex provides ITMS]

6. BUSINESS CARDS; DETAIL BAGS. Customer shall supply the Sales Force with business cards, the content of which shall be subject to approval by Innovex, such approval not to be unreasonably withheld. Customer shall supply the Sales Force with detail bags.

7. SALES FORCE TRAVEL EXPENSES. Customer shall be responsible for the following Sales Force travel, lodging and meal expenses, when necessary and actually incurred by the Sales Force (in the amounts authorized in a mutually agreed Sales Force travel expense budget):

     - Travel expenses for Sales Representatives and District Managers to participate in recruitment interviews with Customer.
     - Travel expenses of Sales Force in connection with all training and periodic sales meetings
     - Travel expenses for District Managers, Regional Sales Managers and National Sales Manager in connection with field management in the territories.


FEES AND PASS-THROUGH EXPENSES

1. DAILY FEES. Customer shall pay Innovex a Daily Fee for each Day Worked by Sales Representatives and Field Managers during the Project Term. The Daily Fees and total estimated Daily Fees during the Project Term are stated in the following table:


                                                                                 ESTIMATED
                                                                 ESTIMATED       TOTAL DAYS         ESTIMATED
     SALES FORCE POSITIONS           NUMBER      DAILY RATE     DAYS WORKED       WORKED            TOTAL FEES
--------------------------------------------------------------------------------------------------------------

     Sales Representatives                                                                              $
--------------------------------------------------------------------------------------------------------------
       District Managers                                                                                $
--------------------------------------------------------------------------------------------------------------
    Regional Sales Managers                                                                             $0
--------------------------------------------------------------------------------------------------------------
     National Sales Manager                                                                             $0
--------------------------------------------------------------------------------------------------------------
   Project Administrator (AA)                                                                           $0
--------------------------------------------------------------------------------------------------------------
                                                                   ESTIMATED TOTAL FEES                 $
--------------------------------------------------------------------------------------------------------------


2. TAKE-ON FEE. Innovex shall charge Customer a fee for each Sales Representative or District Manager that becomes employed by Customer or an affiliate during the Project Term or within ninety (90) days thereafter. The fee shall be equal to _____________ percent (%) of the employee's Innovex annual salary, and shall be due and payable upon commencement of such employment by Customer.

3. INCENTIVE PLAN ADMINISTRATION. [If bonus pool is a pass-through expense] Customer shall pay Innovex an amount equal to (i) the amount of all incentive compensation earned by Sales Representatives and District Managers in accordance with the terms of the Incentive Plan; and

     (ii) an amount equal to _____ percent (___%) of the incentive compensation for Innovex's employer costs (payroll taxes).

     [Optional] ITMS FEES. Customer shall pay the following fees in connection with ITMS: (a) fees for start-up and deployment in the amount of $_____, no later than _______; and (b) a monthly ITMS services fee in the amount of $______, payable in ____ equal installments, beginning _________.

4. PAYMENT SCHEDULE. Innovex shall invoice Customer monthly for all Daily Fees, Take-on Fees and Pass-Through Expenses. At the end of each calendar month Innovex shall provide Customer a list of the billable Sales Force personnel and the total number of Days Worked multiplied by the respective Daily Fee rate. Innovex shall invoice Customer in advance for all incentive compensation and related employer costs, and the incentive compensation shall be paid to the Innovex Personnel by Innovex only after Customer pays to Innovex the amount of the applicable incentive compensation invoices.

5. RECOVERY OF COSTS UPON EARLY TERMINATION. If Customer terminates this Work Order before the expiration of the Project Term, then in addition to all Fees and Pass-through Expenses that are payable in accordance with Section
     11.5 of the Master Services Agreement, Customer shall also pay to Innovex
     (a) any non-cancelable obligations incurred in accordance with the terms of this Work Order, net of recoveries (e.g. cancellation fees, computer lease termination fees); and (b) the amount of $____________ for each month remaining in the Project Term (at the conclusion of the contractual notice period), to compensate Innovex for unamortized costs of recruitment and training.

6. FEE DEPOSIT. The advance payment in the amount of $ ___________________, currently held by Innovex in connection with the Letter of Intent between Customer and Innovex, dated ________________________________ , shall continue to be held by Innovex and will be credited against the invoices for Fees and Pass-Through Expenses for the final two months of the Project Term.

7. EXPENSE ALLOCATION CHART. The financial responsibility of Innovex and Customer for expenses and costs of Sales Force operation shall be allocated in accordance with the terms of this Work Order, which are summarized for illustrative purposes in the "Sales Force Expense Allocation" chart (Attachment A).

SPECIAL TERMS

[insert or attach any other special terms applicable to project; such as agreed upon terms for sharing risk/reward for specific project e.g. bonus/penalty tied to specific performance measures]


In Witness Whereof, Customer and Innovex have caused this Work Order # _____to be duly executed on their behalf by their authorized representatives and made effective as of Effective Date of Work Order appearing above.


ACCEPTED AND AGREED TO BY:


CUSTOMER                          INNOVEX LP
                                  BY: INNOVEX AMERICA HOLDING
                                      COMPANY, ITS GENERAL PARTNER

                           EXAMPLE - NOT FOR SIGNATURE

----------------------------             -----------------------------
By:                                      By:
Title:                                   Title:
Date:                                    Date

                     ATTACHMENT A TO SALES FORCE WORK ORDER
                         SALES FORCE EXPENSE ALLOCATION

                                      DATE
                                    PROJECT #

(NOTE: ADD OR DELETE LINE ITEMS TO MATCH THE PROPOSAL AND COST MODEL ACCEPTED BY CUSTOMER)


-------------------------------------------------------------------------------------------------------------------------
                               CATEGORY                                      INNOVEX         PASSTHROUGH        CUSTOMER
                                                                             DIRECT           EXPENSES           DIRECT
                                                                            EXPENSES                            EXPENSES
-------------------------------------------------------------------------------------------------------------------------
Salary, including payroll taxes, for Sales Representatives, District            X
Managers, Regional Sales Managers, National Sales Manager
-------------------------------------------------------------------------------------------------------------------------
Incentive compensation (bonus) for Sales Representatives, including             X
payroll taxes
-------------------------------------------------------------------------------------------------------------------------
Benefits package, including (401k), ESOP, ESPP, medical, dental, Rx,            X
vacation, holidays
-------------------------------------------------------------------------------------------------------------------------
Auto Costs, including monthly allowance, mileage reimbursement, parking and
tolls.                                                                          X
-------------------------------------------------------------------------------------------------------------------------
Basic Business Expenses, including phone, paper supplies, postage and voice
mail.                                                                           X
-------------------------------------------------------------------------------------------------------------------------
Business Cards & Detail Bags                                                                      X
-------------------------------------------------------------------------------------------------------------------------
Call Reporting & Sample Accountability; ITMS                                    X
-------------------------------------------------------------------------------------------------------------------------
Computers for Sales Representatives, including software, helpdesk               X
support, data/replication lines
-------------------------------------------------------------------------------------------------------------------------
Computers for DMs, RSMs, NSM, including software, helpdesk support,             X
data/replication lines
-------------------------------------------------------------------------------------------------------------------------
Infrastructure support (operations, HR, finance, legal)                         X
-------------------------------------------------------------------------------------------------------------------------
Liability Insurance: employment, workers comp, E & O, CGL, auto                 X
-------------------------------------------------------------------------------------------------------------------------
Recruitment and re-recruitment, includes drug screens, background and           X
motor vehicle checks
-------------------------------------------------------------------------------------------------------------------------
Meetings:  Customer national, regional and district meetings; product                                              X
launches
-------------------------------------------------------------------------------------------------------------------------
Promotional Expense Budget (access money)                                                         X
-------------------------------------------------------------------------------------------------------------------------
Promotional Program and Promotional Materials (sales aids)                                                         X
-------------------------------------------------------------------------------------------------------------------------
Promotional marketing expenses, including sales data                                                               X
-------------------------------------------------------------------------------------------------------------------------
Samples, including distribution to Sales Representatives                                                           X
-------------------------------------------------------------------------------------------------------------------------
Sample Storage                                                                                    X
-------------------------------------------------------------------------------------------------------------------------
Training program, materials and facilities; initial and follow-up                                                  X
-------------------------------------------------------------------------------------------------------------------------
Travel Expenses (air, hotel & meals) for Sales Reps, District                                     X
Managers, Regional Sales Managers, National Sales Manager                                         X
*Interviewing                                                                                     X
*Training                                                                                         X
*Territory travel for field management purposes                                                   X
-------------------------------------------------------------------------------------------------------------------------

                                 [optional form]
                       EXHIBIT 1 TO SALES FORCE WORK ORDER
                  ADDITIONAL SALES REPRESENTATIVE REQUEST FORM

This Request for Additional Sales Representative is issued pursuant to the Master Sales Services Agreement between Customer and Innovex LP, dated , and Work Order # _______, dated _____________. (Sales Force # _______).

--------------------------------------------------------------------------------
PART 1                                 To be completed by Customer
                                       Attach any relevant, helpful information
--------------------------------------------------------------------------------
NUMBER OF SALES REPRESENTATIVES
REQUESTED
--------------------------------------------------------------------------------

TERRITORY LOCATION(S)

--------------------------------------------------------------------------------

REQUESTED START DATE

--------------------------------------------------------------------------------

AUTHORIZED CUSTOMER REPRESENTATIVE     Signature: ______________________________
SUBMITTING REQUEST                     Name:
                                       Title:
                                       Date:
                                       Phone:
                                       Fax:

--------------------------------------------------------------------------------
PART 2                                 TO BE COMPLETED BY INNOVEX
                                       INNOVEX SHALL RESPOND WITHIN TEN (10)
                                       BUSINESS DAYS AFTER RECEIPT OF THE
                                       ADDITIONAL SALES REPRESENTATIVES REQUEST.
--------------------------------------------------------------------------------

This Additional Sales Representative   Request is Accepted, and Recruitment
Request Form was Received by Innovex   shall begin immediately:
on the following date:
                                       ----------------------------------------
                                       (sign and date)
         _____________________         Contact Person:
                                       Phone:
--------------------------------------------------------------------------------

                                       REQUEST IS NOT ACCEPTED (identify above
                                       information which must be clarified or
                                       changed before Request may be accepted
                                       by Innovex):



                                       ----------------------------------------
                                       (sign and date)
                                       Contact Person:
                                       Phone:
--------------------------------------------------------------------------------

                                 [optional form]
                       EXHIBIT 2 TO SALES FORCE WORK ORDER
                          RECEIPT FOR CUSTOMER PROPERTY

I acknowledge receipt of the following computer hardware and software from
Customer:

Equipment
         [List with serial nos.]

Software
         [List]

Total Approximate Value $_________ [INSERT VALUE AGREED TO BY INNOVEX &
CUSTOMER]

I certify that I will use the Customer hardware and software listed above, as well as any other material provided to me by Customer, solely for the purpose of providing services for Customer in connection with the Sales Force project, and in accordance with any applicable directions given by Customer to Innovex. I further certify that I will not copy or reproduce any of the software listed above without the express written permission of Customer. I will not install any software that is not authorized in advance by Customer and Innovex (e.g. AOL, screen savers, etc.). I acknowledge and understand I may be held personally responsible for loss or damage which results from misuse, abuse, failure to safeguard or failure to return the computer, hardware and software.

If I have technical problems with the hardware or software listed above, I will promptly contact the Customer help desk or technical support services, in accordance with the instructions provided to me.

I certify that I will return the hardware and software listed above, as well as all other material provided to me by Customer, when I no longer need it to perform services on behalf of Customer, or upon request by Customer. Upon termination of my employment with Innovex, for any reason whatsoever, or if otherwise requested by Customer or Innovex, I promise to immediately return the computer, hardware and software.

I further understand that if I fail to immediately return the Customer property when required or requested to do so, that Innovex and/or Customer may take any lawful action deemed necessary to recover possession. I agree and give my consent that Innovex may set off the value of the unreturned property against any amounts owed to me by Innovex, including salary, bonus compensation and expense reimbursements, to the full extent permitted by applicable law.

Agreed and Acknowledged, this _____day of _______, 2000.

_______________________________________________(signature)

_______________________________________________(print or type name)

Distribution:     Original to Customer
                  cc:  Innovex Field Manager
                  cc: Sales Representative